Summary Prospectus	February 28, 2022
Direxion Shares ETF Trust
Direxion Daily Pharmaceutical & Medical Bull 3X Shares
Ticker: PILL
Listed on NYSE Arca

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus, reports to shareholders, and other information about the Fund online at http://www.direxion.com/regulatory-documents. You can also get this information at no cost by calling (866) 476-7523 or by sending an email request to info@direxionshares.com. The Fund’s prospectus and statement of additional information, both dated February 28, 2022, and the most recent shareholder report, are incorporated by reference into this Summary Prospectus.
Important Information Regarding the Fund
The Direxion Daily Pharmaceutical & Medical Bull 3X Shares (the “Fund”) seeks daily leveraged investment results and is very different from most other exchange-traded funds. As a result, the Fund may be riskier than alternatives that do not use leverage because the Fund’s objective is to magnify the daily performance of the S&P Pharmaceuticals Select Industry Index (the "Index"). The return for investors that invest for periods longer or shorter than a trading day should not be expected to be 300% of the performance of the Index for the period. The return of the Fund for a period longer than a trading day will be the result of each trading day’s compounded return over the period, which will very likely differ from 300% of the return of the Index for that period. Longer holding periods, higher volatility of the Index and leverage increase the impact of compounding on an investor’s returns. During periods of higher Index volatility, the volatility of the Index may affect the Fund’s return as much as, or more than, the return of the Index.
The Fund is not suitable for all investors. The Fund is designed to be utilized only by knowledgeable investors who understand the potential consequences of seeking daily leveraged (3X) investment results, understand the risks associated with the use of leverage and are willing to monitor their portfolios frequently. The Fund is not intended to be used by, and is not appropriate for, investors who do not intend to actively monitor and manage their portfolios. For periods longer than a single day, the Fund will lose money if the Index’s performance is flat, and it is possible that the Fund will lose money even if the Index’s performance increases over a period longer than a single day. An investor could lose the full principal value of his/her investment within a single day if the Index loses more than 33% in one day.
Investment Objective
The Fund seeks daily investment results, before fees and expenses, of 300% of the daily performance of the Index. The Fund does not seek to achieve its stated investment objective for a period of time different than a trading day.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses of the Fund	0.32%
Acquired Fund Fees and Expenses(1)	0.02%
Total Annual Fund Operating Expenses	1.09%
Expense Cap/Reimbursement(2)	-0.12%
Total Annual Fund Operating Expenses After Expense Cap/Reimbursement	0.97%
(1)
"Acquired Fund Fees and Expenses" include fees and expenses incurred indirectly by the Fund as a result of investments in other investment companies, including investments in money market funds. Because Acquired Fund Fees and Expenses are not borne directly by the Fund, they will not be reflected in the expense information in the Fund's financial statements and the information presented in the table will differ from that presented in the Fund's financial highlights included in the Fund's reports to shareholders.
(2)
Rafferty Asset Management, LLC (“Rafferty” or the “Adviser”) has entered into an Operating Expense Limitation Agreement with the Fund. Under the Operating Expense Limitation Agreement, Rafferty has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for Other Expenses through September 1, 2023, to the extent that the Fund’s Total Annual Fund Operating Expenses exceed 0.95% of the Fund’s average daily net assets (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses).  Any expense waiver or reimbursement is subject to recoupment by the Adviser within the three years after the expense was waived/reimbursed only if Total Annual Fund Operating Expenses fall below the lesser of this percentage limitation and any percentage limitation in place at the time the expense was waived/reimbursed.
Example - This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$99	$335	$589	$1,318
Summary Prospectus

Direxion Daily Pharmaceutical & Medical Bull 3X Shares

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 115% of the average value of its portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivative transactions. If the Fund's extensive use of derivatives was reflected, the Fund's portfolio turnover rate would be significantly higher.
Principal Investment Strategy
The Index is a modified equal-weighted index that is designed to measure performance of the stocks comprising the S&P Total Market Index that are classified in the Global Industry Classification Standard (GICS) pharmaceuticals sub-industry. To be eligible for inclusion in the Index, stocks must satisfy one of the following combined size and liquidity criteria: (1) have a float-adjusted market capitalization above $300 million with a float-adjusted liquidity ratio (defined by dollar value traded over the previous 12 months divided by the float-adjusted market capitalization as of the Index rebalancing reference date) above 50%; (2) have a float-adjusted market capitalization above $500 million with a float-adjusted liquidity ratio above 90%; or (3) have a float-adjusted market capitalization above $400 million with a float-adjusted liquidity ratio above 150%. The Index is rebalanced quarterly.
As of December 31, 2021, the Index had 48 constituents with a median total market capitalization of $1.4 billion, total market capitalizations ranging from $306.1 million to $450.4 billion and were concentrated in the pharmaceuticals industry, which is included in the healthcare sector.
The components of the Index and the percentages represented by various sectors in the Index may change over time. The Fund will concentrate its investment in a particular industry or group of industries (i.e., hold 25% or more of its total assets in the stocks of a particular industry or group of industries) to approximately the same extent as the Index is so concentrated.
The Fund, under normal circumstances, invests at least 80% of its net assets (plus borrowing for investment purposes) in financial instruments, such as swap agreements, securities of the Index, and exchange-traded funds ("ETFs") that track the Index and other financial instruments that provide daily leveraged exposure to the Index or to ETFs that track the Index. The financial instruments in which the Fund most commonly invests are swap agreements and futures contracts which are intended to produce economically leveraged investment results.
The Fund may invest in the securities of the Index, a representative sample of the securities in the Index that has aggregate characteristics similar to those of the Index, an ETF that tracks the Index or a substantially similar index, and may utilize derivatives, such as swaps or futures on the Index or on an ETF that tracks the same Index or a substantially similar index, that provide leveraged exposure to the above.
The Fund seeks to remain fully invested at all times, consistent with its stated investment objective, but may not always have investment exposure to all of the securities in the Index, or its weighting of investment exposure to securities or industries may be different from that of the Index. In addition, the Fund may invest directly or indirectly in securities not included in the Index.
The Fund will attempt to achieve its investment objective without regard to overall market movement or the increase or decrease of the value of the securities in the Index. At the close of the markets each trading day, Rafferty rebalances the Fund’s portfolio so that its exposure to the Index is consistent with the Fund’s investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be reduced. This re-positioning strategy typically results in high portfolio turnover. On a day-to-day basis, the Fund is expected to hold ETFs and money market funds, deposit accounts with institutions with high quality credit ratings, and/or short-term debt instruments that have terms-to-maturity of less than 397 days and exhibit high quality credit profiles, including U.S. government securities and repurchase agreements.
The terms “daily,” “day,” and “trading day,” refer to the period from the close of the markets on one trading day to the close of the markets on the next trading day. The Fund is “non-diversified,” meaning that a relatively high percentage of its assets may be invested in a limited number of issuers of securities. Additionally, the Fund’s investment objective is not a fundamental policy and may be changed by the Fund’s Board of Trustees without shareholder approval.
Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from 300% of the return of the Index over the same period. The Fund will lose money if the Index performance is flat over time, and as a result of daily rebalancing, the Index’s volatility and the effects of compounding, it is even possible that the Fund will lose money over time while the Index's performance increases over a period longer than a single day.
Principal Investment Risks
An investment in the Fund entails risk. The Fund may not achieve its leveraged investment objective and there is a risk that you could lose all of your money invested in the Fund. The Fund is not a complete investment program. In addition, the Fund presents risks not traditionally associated with other mutual funds and ETFs. It is important that investors closely review all of the risks listed below and understand them before making an investment in the Fund.
Summary Prospectus

Direxion Daily Pharmaceutical & Medical Bull 3X Shares

Effects of Compounding and Market Volatility Risk - The Fund has a daily leveraged investment objective and the Fund’s performance for periods greater than a trading day will be the result of each day's returns compounded over the period, which is very likely to differ from 300% of the Index’s performance, before fees and expenses. Compounding affects all investments, but has a more significant impact on funds that are leveraged and that rebalance daily and becomes more pronounced as volatility and holding periods increase. The impact of compounding will impact each shareholder differently depending on the period of time an investment in the Fund is held and the volatility of the Index during shareholder’s holding period of an investment in the Fund.
The chart below provides examples of how Index volatility and its return could affect the Fund’s performance. Fund performance for periods greater than one single day can be estimated given any set of assumptions for the following factors: a) Index volatility; b) Index performance; c) period of time; d) financing rates associated with leveraged exposure; e) other Fund expenses; and f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors – Index volatility and Index performance – on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index volatility and Index performance over a one-year period. Performance shown in the chart assumes that: (i) no dividends were paid with respect to the securities included in the Index; (ii) there were no Fund expenses; and (iii) borrowing/lending rates (to obtain leveraged exposure) of 0%. If Fund expenses and/or actual borrowing/lending rates were reflected, the estimated returns would be different than those shown. Particularly during periods of higher Index volatility, compounding will cause results for periods longer than a trading day to vary from 300% of the performance of the Index.
As shown in the chart below, the Fund would be expected to lose 17.1% if the Index provided no return over a one year period during which the Index experienced annualized volatility of 25%. At higher ranges of volatility, there is a chance of a near complete loss of value in the Fund, even if the Index’s return is flat. For instance, if the Index’s annualized volatility is 100%, the Fund would be expected to lose 95% of its value, even if the cumulative Index return for the year was 0%. Areas shaded red (or dark gray) represent those scenarios where the Fund can be expected to return less than 300% of the performance of the Index and those shaded green (or light gray) represent those scenarios where the Fund can be expected to return more than 300% of the performance of the Index. The table below is not a representation of the Fund’s actual returns, which may be significantly better or worse than the returns shown below as a result of any of the factors discussed above or in “Daily Index Correlation/Tracking Risk” below. The volatility of exchange traded securities or instruments that reflect the value of the Index may differ from the volatility of the Index.
One Year Index	300% One Year Index	Volatility Rate
Return	Return	10%	25%	50%	75%	100%
-60%	-180%	-93.8%	-94.7%	-97.0%	-98.8%	-99.7%
-50%	-150%	-87.9%	-89.6%	-94.1%	-97.7%	-99.4%
-40%	-120%	-79.0%	-82.1%	-89.8%	-96.0%	-98.9%
-30%	-90%	-66.7%	-71.6%	-83.8%	-93.7%	-98.3%
-20%	-60%	-50.3%	-57.6%	-75.8%	-90.5%	-97.5%
-10%	-30%	-29.3%	-39.6%	-65.6%	-86.5%	-96.4%
0%	0%	-3.0%	-17.1%	-52.8%	-81.5%	-95.0%
10%	30%	29.2%	10.3%	-37.1%	-75.4%	-93.4%
20%	60%	67.7%	43.3%	-18.4%	-68.0%	-91.4%
30%	90%	113.2%	82.1%	3.8%	-59.4%	-89.1%
40%	120%	166.3%	127.5%	29.6%	-49.2%	-86.3%
50%	150%	227.5%	179.8%	59.4%	-37.6%	-83.2%
60%	180%	297.5%	239.6%	93.5%	-24.2%	-79.6%
The Index’s annualized historical volatility rate for the five year period ended December 31, 2021 was 23.09%. The Index’s highest volatility rate for any one calendar year during the five year period was 34.31% and volatility for a shorter period of time may have been substantially higher. The Index’s annualized performance for the five-year period ended December 31, 2021 was 4.25%. Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. The volatility of ETFs or instruments that reflect the value of the Index, such as swaps, may differ from the volatility of the Index.
For information regarding the effects of volatility and Index performance on the long-term performance of the Fund, see “Additional Information Regarding Investment Techniques and Policies” in the Fund’s statutory prospectus, and “Leverage - Special Note Regarding the Correlation Risks of the Funds” in the Fund’s Statement of Additional Information.
Leverage Risk — The Fund obtains investment exposure in excess of its net assets by utilizing leverage and may lose more money in market conditions that are adverse to its investment objective than a fund that does not utilize leverage. An investment in the Fund is exposed to the risk that a decline in the daily performance of the Index will be magnified. This means that an investment in the Fund will be reduced by an amount equal to 3% for every 1% daily decline in the Index, not including the costs of financing leverage and other operating expenses, which would further reduce its value. The Fund could theoretically lose an amount greater than its net assets in the event of an Index decline of more than 33%. This would result in a total loss of an shareholder’s investment in one day even if the Index subsequently moves in the opposite direction and eliminates all or a portion of its earlier daily change. A total loss may occur in a single day even if the Index does not lose all of its value. Leverage will also have the effect of magnifying any differences in the Fund’s correlation with the Index and may increase the volatility of the Fund.
Due to the limited availability of necessary investments or financial instruments, the Fund could, among other things, as a defensive measure, limit or suspend creations or redemptions of Creation Units in accordance with the Investment Company Act of 1940, as amended, until the
Summary Prospectus

Direxion Daily Pharmaceutical & Medical Bull 3X Shares

Adviser determines that the requisite exposure to the Index is obtainable. During the period that creation or redemptions are affected, the Fund’s shares could trade at a significant premium or discount to their net asset value or the bid-ask spread of the Fund’s shares could widen significantly. In the case of a period during which creations are suspended, the Fund could experience significant redemptions, which may cause the Fund to sell portfolio securities at unfavorable prices and increased transaction and other costs and make greater taxable distributions to shareholders of the Fund. The Fund may also change its investment objective by, for example, seeking to track an alternative index, or lowering its leverage multiple or the Fund could close.
Derivatives Risk — Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indexes. Investing in derivatives may be considered aggressive and may expose the Fund to greater risks, and may result in larger losses or small gains, than investing directly in the reference assets underlying those derivatives, which may prevent the Fund from achieving its investment objective.
The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other investments, including risk related to the market, leverage, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, higher price volatility, lack of availability, counterparty, liquidity, valuation and legal restrictions. The performance of a derivative may not track the performance of its reference asset for various reasons, including due to fees and other costs associated with it. Additionally, a swap on an ETF may not closely track the performance of the Index due to costs associated with trading ETFs such as an ETF’s premium or discount and the difference between its market price and its net asset value. If the Index has a dramatic intraday increase or decrease that causes a material change in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close the swap agreement with the Fund. In that event, the Fund may not be able to enter into another swap agreement or invest in other derivatives to achieve its investment objective. This may occur even if the Index reverses all or a portion of its intraday movement by the end of the day. Because derivatives often require only a limited initial investment, the use of derivatives may expose the Fund to losses in excess of the amount initially invested. As a result, the value of an investment in the Fund may change quickly and without warning. Additionally, any financing, borrowing or other costs associated with using derivatives may also have the effect of lowering the Fund’s return.
Counterparty Risk — A counterparty may be unwilling or unable to make timely payments to meet its contractual obligations or may fail to return holdings that are subject to the agreement with the counterparty. If the counterparty or its affiliate becomes insolvent, bankrupt or defaults on its payment obligations to the Fund, the value of an investment held by the Fund may decline. Additionally, if any collateral posted by the counterparty for the benefit of the Fund is insufficient or there are delays in the Fund’s ability to access such collateral, the Fund may not be able to achieve its leveraged investment objective.
In addition, the Fund may enter into swap agreements with a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk. Further, there is a risk that no suitable counterparties will be willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its leveraged investment objective or may decide to change its leveraged investment objective.
Rebalancing Risk — If for any reason the Fund is unable to rebalance all or a part of its portfolio, or if all or a portion of the portfolio is rebalanced incorrectly, the Fund’s investment exposure may not be consistent with its investment objective. In these instances, the Fund may have investment exposure to the Index that is significantly greater or significantly less than its stated multiple. The Fund may be more exposed to leverage risk than if it had been properly rebalanced and may not achieve its investment objective, leading to significantly greater losses or reduced gains.
Intra-Day Investment Risk - The Fund seeks leveraged investment results from the close of the market on a given trading day until the close of the market on the subsequent trading day. The exact exposure of an investment in the Fund intraday in the secondary market is a function of the difference between the value of the Index at the market close on the first trading day and the value of the Index at the time of purchase. If the Index gains value, the Fund’s net assets will rise by the same amount as the Fund’s exposure. Conversely, if the Index declines, the Fund’s net assets will decline by the same amount as the Fund’s exposure. Thus, an investor that purchases shares intra-day may experience performance that is greater than, or less than, the Fund’s stated multiple of the Index.
If there is a significant intra-day market event and/or the securities of the Index experience a significant decrease, the Fund may not meet its investment objective, be able to rebalance its portfolio appropriately, or may experience significant premiums or discounts, or widened bid-ask spreads. Additionally, the Fund may close to purchases and sales of Shares prior to the close of trading on the Exchange and incur significant losses.
Daily Index Correlation Risk - There is no guarantee that the Fund will achieve a high degree of correlation to the Index and therefore achieve its daily leveraged investment objective. The Fund’s exposure to the Index is impacted by the Index’s movement. Because of this, it is unlikely that the Fund will be perfectly exposed to the Index at the end of each day. The possibility of the Fund being materially over- or under-exposed to the Index increases on days when the Index is volatile near the close of the trading day. Market disruptions, regulatory restrictions and high volatility will also adversely affect the Fund’s ability to adjust exposure to the required levels.
The Fund may have difficulty achieving its daily leveraged investment objective for many reasons, including fees,
Summary Prospectus

Direxion Daily Pharmaceutical & Medical Bull 3X Shares

expenses, transaction costs, financing costs related to the use of derivatives, investments in ETFs, directly or indirectly, the Fund’s valuation methodology differing from the Index’s valuation methodology, accounting standards and their application to income items, disruptions, illiquidity or high volatility in the markets for the securities or derivatives held by the Fund, regulatory and tax considerations, which may cause the Fund to hold (or not to hold) certain Index constituents. The Fund may not have investment exposure to all of the securities in the Index or its weighting of investment exposure to the securities may be different from that of the Index. The Fund may also invest in or have exposure to securities that are not included in the Index. The Fund may also invest directly in or use other investment companies, such as ETFs, as reference assets for derivative instruments which may reduce the Fund’s correlation to the Index’s daily leveraged performance because an investment company’s performance may differ from the index it tracks. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to the Index. Activities surrounding periodic Index reconstitutions and other Index rebalancing events may also hinder the Fund’s ability to meet its daily leveraged investment objective.
Other Investment Companies (including ETFs) Risk—
The Fund may invest in another investment company, including an ETF, to pursue its investment objective. When investing in another investment company, including an ETF, the Fund becomes a shareholder of that investment company and as a result, Fund shareholders indirectly bear the Fund’s proportionate share of the fees and expenses of the other investment company, in addition to the fees and expenses of the Fund’s own operations. The Fund must rely on the other investment company to achieve its investment objective. Accordingly, if the other investment company fails to achieve its investment objective, the Fund’s performance will likely be adversely affected. To the extent that the Fund obtains exposure to another investment company, including an ETF, by entering into a derivative contract whose reference asset is the investment company, the Fund will not be a shareholder of the other investment company but will still be exposure to the risk that it may fail to achieve its investment objective and adversely impact the Fund. In addition, to the extent that the Fund invests in an investment company that is an ETF, it will be exposed to all of the risks associated with the ETF structure. Shares of ETFs are listed and traded on national stock exchanges, their shares may trade at a discount or a premium to an ETF’s net asset value which may result in an ETF’s market price being more or less than the value of the index that the ETF tracks especially during periods of market volatility or disruption. There may also be additional trading costs due to an ETF’s bid-ask spread, which may adversely affect the Fund’s performance.
Passive Investment Risk — The Fund generally will not change its investment exposures, including by buying or selling securities or instruments, in response to market conditions. For example, the Fund generally will not sell an Index constituent due to a decline in its performance or to the prospects of an Index constituent, unless that constituent is removed from the Index with which the Fund seeks correlated performance.
Market Risk — The Fund’s investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, changes in the actual or perceived creditworthiness of issuers, general market liquidity, exchange trading suspensions and closures, and public health risks. The Fund is subject to the risk that geopolitical events will disrupt the securities, swap or futures contract markets and adversely affect global economies, markets and exchanges. Local, regional or global events such as war, acts of terrorism, natural disasters, the spread of infectious illness or other public health issues, conflicts and social unrest or other events could have a significant impact on the Fund, its investments, and the Fund’s ability to achieve its investment objective.
If a market disruption or similar event occurs, making it not reasonably practicable for the Fund to dispose of its holdings or to determine its net asset value, the Fund could seek to limit or suspend purchases of creation units. Under such circumstances, the Fund’s shares could trade at a significant premium or discount to their net asset value or wide bid-ask spreads and the Fund could experience substantial redemptions, which may cause the Fund to sell portfolio holdings, experience increased transaction costs and make greater taxable distributions. The Fund may seek to change its investment objective by, for example, seeking to track an alternative index or changing its leverage multiplier. The Fund could liquidate all, or a portion of, its assets, which may be at unfavorable prices or the Fund may close.
Biotechnology Industry Risk - Companies within the biotech industry invest heavily in research and development, which may not lead to commercially successful services or products or may become obsolete quickly. The biotech industry is also subject to significant governmental regulation and changes to governmental policies or the need for regulatory approvals, may delay or inhibit the release of new products. Many biotech companies are dependent upon their ability to use and enforce intellectual property rights and patents. Any impairment or expiration of such rights may have adverse financial consequences for these companies. Biotech stocks, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Biotech companies can be significantly affected by technological change and obsolescence, product liability lawsuits and consequential high insurance costs.
Healthcare Sector Risk — The profitability of companies in the healthcare sector may be affected by extensive, costly and uncertain government regulation, restrictions on government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure, changes in the demand for medical products and services, an increased emphasis on outpatient services, limited product lines, industry innovation and/or consolidation, changes in technologies and other market developments. Many
Summary Prospectus

Direxion Daily Pharmaceutical & Medical Bull 3X Shares

healthcare companies are heavily dependent on patent protection, which may be time consuming and costly. The expiration of patents may adversely affect the profitability of these companies. Many healthcare companies are subject to extensive litigation based on product liability and similar claims. Healthcare companies are subject to competitive forces that may make it difficult to raise prices and, in fact, may result in price discounting. Many new products in the healthcare sector require significant research and development and may be subject to regulatory approvals. The process of obtaining such approvals may be long and costly with no guarantee that any product will come to market.
Pharmaceutical Industry Risk - The profitability of these companies is highly dependent on the development, procurement and marketing of drugs and the development, protection and exploitation of intellectual property rights and other proprietary information. These companies may be significantly affected by the expiration of patents or the loss of, or the inability to enforce, intellectual property rights. Research and other costs associated with developing or procuring new drugs and the related intellectual property rights can be significant and may not be successful. Many pharmaceutical companies face intense competition from new products and less costly generic products, which may make it difficult to raise the prices of their products and may result in price discounting. In addition, the process for obtaining regulatory approval from the U.S. Food and Drug Administration or other governmental regulatory authorities is long and costly and there is no assurance that the necessary approvals will be obtained or maintained by these companies.
These companies may be adversely affected by government regulation and changes in reimbursement rates from third-party payors, such as Medicare, Medicaid and other government-sponsored programs, private health insurance plans and health maintenance organizations. The profitability of these companies may be dependent on a relatively limited number of products. Additionally, their products can become obsolete due to industry innovation, changes in technologies or other market developments.
Large-Capitalization Company Risk — Large-capitalization companies may be less able to adapt to changing market conditions or to respond quickly to competitive challenges or to changes in business, product, financial, or market conditions and may not be able to maintain growth at rates that may be achieved by well-managed smaller and mid-size companies, which may affect the companies’ returns.
Small- and/or Mid-Capitalization Company Risk —
Small- and mid-capitalization companies often have narrower markets for their goods and/or services, less stable earnings, and more limited managerial and financial resources and often have limited product lines, services, markets, financial resources or are dependent on a small management group. Because these stocks are not well-known to the investing public, do not have significant institutional ownership and are followed by relatively few security analysts, there will normally be less publicly available information concerning these securities compared to what is available for the securities of larger companies. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, can decrease the value and liquidity of securities held by the Fund resulting in more volatile performance. These companies may face greater risk of business failure, which could increase the volatility of the Fund’s portfolio.
Index Strategy Risk —The Fund is linked to an Index maintained by a third party provider unaffiliated with the Fund (the “Index Provider”) that exercises complete control over the Index. The Index Provider may delay or add a rebalance date, which may adversely impact the performance of the Fund and its correlation to the Index. In addition, there is no guarantee that the methodology used by the Index Provider to identify constituents for the Index will achieve its intended result or positive performance. The Index relies on various sources of information to assess the potential constituents of the Index, including information that may be based on assumptions or estimates. There is no assurance that the sources of information are reliable, and the Adviser does not assess the due diligence conducted by the Index Provider with respect to the data it uses or the Index construction and computation processes. The Fund's daily performance may deviate from a multiple of the daily return of the Index due to legal restrictions or limitations, certain listing standards of the Fund's Exchange, a lack of liquidity of the securities in the Index, potential adverse tax consequences or other regulatory reasons (diversification requirements). Errors in Index data, Index computations or the construction of the Index in accordance with its methodology may occur from time to time and may not be identified and/or corrected for a period of time or at all, which may have an adverse impact on the Fund.
Liquidity Risk — Holdings of the Fund, including derivatives, may be difficult to buy or sell or be illiquid, particularly during times of market turmoil. Illiquid securities may be difficult to value, especially in changing or volatile markets. If the Fund is forced to buy or sell an illiquid security or derivative instrument at an unfavorable time or price, the Fund may be adversely impacted. Certain market conditions or restrictions, such as market rules related to short sales, may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with the index. There is no assurance that a security or derivative instrument that is deemed liquid when purchased will continue to be liquid. Market illiquidity may cause losses for the Fund. To the extent that the Index value increases or decreases significantly, the Fund may be one of many market participants that are attempting to transact in the securities of the Index. Under such circumstances, the market for securities of the Index may lack sufficient liquidity for all market participants' trades. Therefore, the Fund may have more difficulty transacting in the securities or financial instruments and the Fund's transactions could exacerbate the price changes of the securities of the Index and may impact the ability of the Fund to achieve its investment objective.
In certain cases, the market for certain securities in the Index and/or Fund may lack sufficient liquidity for all market participants' trades. Therefore, the Fund may have difficulty transacting in it and/or in correlated investments, such as
Summary Prospectus

Direxion Daily Pharmaceutical & Medical Bull 3X Shares

swap contracts. Further, the Fund's transactions could exacerbate illiquidity and volatility in the price of the securities and correlated derivative instruments.
Early Close/Trading Halt Risk — An exchange or market may close or issue trading halts on specific securities or financial instruments, including the shares of the Fund. Under such circumstances, the ability to buy or sell certain portfolio securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell investments for its portfolio, may disrupt the Fund’s creation/redemption process and may temporarily prevent investors from buying and selling shares of the Fund. In addition, the Fund may be unable to accurately price its investments, may fail to achieve performance that is correlated with the Index and may incur substantial losses. If there is a significant intra-day market event and/or the securities of the Index experience a significant increase or decrease, the Fund may not meet its investment objective or rebalance its portfolio appropriately. Additionally, the Fund may close to purchases and sales of Shares prior to the close of regular trading on the NYSE Arca, Inc. and incur significant losses.
Equity Securities Risk — Investments in, and/or exposure to, publicly issued equity securities, including common stocks, are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests will cause the net asset value of the Fund to fluctuate.
High Portfolio Turnover Risk - Daily rebalancing of the Fund’s holdings pursuant to its daily investment objective causes a much greater number of portfolio transactions when compared to most ETFs. Additionally, active market trading of the Fund’s Shares on such exchanges as the NYSE Arca, Inc., could cause more frequent creation and redemption activities, which could increase the number of portfolio transactions. Frequent and active trading may lead to higher transaction costs because of increased broker commissions resulting from such transactions. In addition, there is the possibility of significantly increased short-term capital gains (which will be taxable to shareholders as ordinary income when distributed to them). The Fund calculates portfolio turnover without including the short-term cash instruments or derivative transactions that comprise the majority of the Fund’s trading. As such, if the Fund’s extensive use of derivative instruments were reflected, the calculated portfolio turnover rate would be significantly higher.
Non-Diversification Risk — The Fund is non-diversified, which means it invests a high percentage of its assets in a limited number of securities. Its net asset value and total return may fluctuate more or fall greater in times of weaker markets than a diversified fund.
Securities Lending Risk— Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities, a decline in the value of any investments made with cash collateral, or a “gap” between the return on cash collateral reinvestments and any fees the Fund has agreed to pay a borrower. These events could also trigger adverse tax consequences for the Fund.
Special Risks of Exchange-Traded Funds
Absence of Active Market Risk. Although Shares are listed for trading on a stock exchange, there is no assurance that an active trading market for them will develop or be maintained. In the absence of an active trading market for Shares, they will likely trade with a wider bid/ask spread and at a greater premium or discount to net asset value.
Market Price Variance Risk. Fund Shares can be bought and sold in the secondary market at market prices, which may be higher or lower than the net asset value of a Fund. When Shares trade at a price greater than net asset value, they are said to trade at a “premium.” When they trade at a price less than net asset value, they are said to trade at a “discount.” The market price of Shares fluctuates based on changes in the value of the Fund’s holdings and on the supply and demand for Shares. The market price of Shares may vary significantly from a Fund’s net asset value especially during times of market volatility. Further, to the extent that exchange specialists, market makers, Authorized Participants, or other market participants are unavailable or unable to trade the Fund’s Shares and/or create or redeem Creation Units premiums or discounts may increase.
Trading Cost Risk. When buying or selling shares of the Fund in the secondary market, you will likely incur brokerage commission or other charges. In addition, you may incur the cost of the “spread” also known as the bid-ask spread, which is the difference between what investors are willing to pay for Fund shares (the “bid” price) and the price at which they are willing to sell Fund shares (the “ask” price). The bid-ask spread varies over time based on, among other things, trading volume, market liquidity and market volatility. Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results and an investment in Fund shares may not be advisable for investors who anticipate regularly making small investments due to the associated trading costs.
Exchange Trading Risk. Trading in Shares on their listing exchange may be halted due to market conditions or for reasons that, in the view of the exchange, make trading in Shares inadvisable, such as extraordinary market volatility. Also, there is no assurance that Shares will continue to meet the listing requirements of the exchange and Shares may be delisted. Like other listed securities, Shares of the Fund may be sold short, and short positions in Shares may place downward pressure on their market price.
Fund Performance
The following performance information provides some indication of the risks of investing in the Fund by demonstrating how its returns have varied from calendar year to calendar year. The bar chart shows changes in the Fund’s performance from calendar year to calendar year. The table shows how the Fund’s average annual returns for the one-year and since inception periods compare with those of one or more broad-based market indexes for the same periods. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will
Summary Prospectus

Direxion Daily Pharmaceutical & Medical Bull 3X Shares

perform in the future. Updated performance is available on the Fund’s website at www.direxion.com/etfs?producttab=performance or by calling the Fund toll-free at (866) 476-7523.
The performance shown prior to August 1, 2019 reflects the Fund’s previous daily leveraged investment objective, before fees and expenses, of 300% of the Dynamic Pharmaceutical Intellidex Index. After August 1, 2019, the Fund began to seek a daily leveraged investment objective, before fees and expenses, of 300% of the S&P Pharmaceuticals Select Industry Index. If the Fund had continued to seek its previous investment objective, the calendar year performance of the Fund would have varied from that shown.
Total Return for the Calendar Years Ended December 31

During the period of time shown in the bar chart, the Fund’s highest calendar quarter return was 103.70% for the quarter ended December 31, 2019 and its lowest calendar quarter return was -61.37% for the quarter ended March 31, 2020. The year-to-date return as of December 31, 2021 was -37.17%.
Average Annual Total Returns (for the periods ended December 31, 2021)
	1 Year	Since Inception 11/15/2017
Return Before Taxes	-37.17%	-10.14%
Return After Taxes on Distributions	-37.17%	-10.21%
Return After Taxes on Distributions and Sale of Fund Shares	-22.01%	-7.39%
S&P Pharmaceuticals Select Industry Index (reflects no deduction for fees, expenses or taxes)	-10.40%	3.69%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	28.71%	18.16%
After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.In addition, the "Return After Taxes on Distributions and Sale of Fund Shares" is higher because the calculation recognizes a capital loss upon the redemption of Fund shares and assumes the investor received the benefit of a tax deduction.
Annual returns are required to be shown and should not be interpreted as suggesting that the Fund should or should not be held for long periods of time.
Management
Investment Adviser. Rafferty Asset Management, LLC is the Fund’s investment adviser.
Portfolio Managers. The following members of Rafferty’s investment team are jointly and primarily responsible for the day-to-day management of the Fund:
Portfolio Managers	Years of Service with the Fund	Primary Title
Paul Brigandi	Since Inception in November 2017	Portfolio Manager
Tony Ng	Since Inception in November 2017	Portfolio Manager
Purchase and Sale of Fund Shares
The Fund’s individual shares may only be purchased or sold in the secondary market through a broker-dealer or other financial intermediaries at market price rather than at net asset value. The market price of Shares will fluctuate in response to changes in the value of the Fund’s holdings and supply and demand for the Shares, which may result in shareholders purchasing or selling the Shares on the secondary market at a market price that is greater than net asset value (a premium) or less than net asset value (a discount). A shareholder may incur costs attributable to the difference between the highest price a buyer is willing to pay for the Fund’s Shares (bid) and the lowest price a seller is willing to accept for the Fund’s Shares (ask) when buying or selling Shares on the secondary market (the “bid-ask spread”) in addition to brokerage commissions. The bid-ask spread may vary over time for Shares based on trading volume and market liquidity. Recent information regarding the Fund Shares such as net asset value, market price, premiums and discounts and bid-ask spreads and related other information is available on the Fund’s website, www.direxion.com/etfs?producttab=performance.
The Fund’s shares are not individually redeemable by the Fund. The Fund will issue and redeem Shares only to Authorized Participants in exchange for cash or a deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as creation units, each of which is comprised of 50,000 Shares.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or long-term capital gains. Those distributions will be subject to federal income tax and may also be subject to state and local taxes, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions or investments made through tax-deferred arrangements may be taxed later upon withdrawal. Distributions by the Fund may be significantly higher than those of most other ETFs.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and/or its Adviser may pay the intermediary
Summary Prospectus

Direxion Daily Pharmaceutical & Medical Bull 3X Shares

for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
Index Information
The “S&P Pharmaceuticals Select Industry Index” is a product of S&P Dow Jones Indices LLC (“SPDJI”), and has been licensed for use by Rafferty. Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by Rafferty. Rafferty’s ETFs are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, or their respective affiliates and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions, or interruptions of the S&P Pharmaceuticals Select Industry Index.
Summary Prospectus

Direxion Daily Pharmaceutical & Medical Bull 3X Shares

Direxion Daily Pharmaceutical & Medical Bull 3X Shares
Summary ProspectusSEC File Number: 811-22201